EXHIBIT 10(a)
FAHNESTOCK VINER HOLDINGS INC.
1996 EQUITY INCENTIVE PLAN AMENDED AND RESTATED AS AT MAY 17, 1999

                     FAHNESTOCK VINER HOLDINGS INC.
                      1996 Equity Incentive Plan
                 Amended and Restated as at May 17, 1999

Table of Contents
Section	Page

1.	Purpose	1
2.	Definitions	1
3.	Shares Subject to the Plan	2
4.	Grant of Awards and Award Agreements	4
5.	Duration of the Plan	5
6.	Terms and Conditions of Incentive Stock Options	5
7.	Terms and Conditions of Nonqualified Options	6
8.	Automatic Grant of Options to Directors of the Company
Who are not Employees of the Company.	6
9.	Provisions Relating to Options	7
10.	Other Stock Awards	9
11.	Certificates for Awards of Class A Shares	9
12.	Beneficiary	10
13.	Administration of the Plan	10
14.	Amendment or Discontinuance.	12
15.	Adjustments in Event of Change in Class A Shares.	12
16.	Miscellaneous.	12
17.	Effective Date and Stockholder Approval.	15


FAHNESTOCK VINER HOLDINGS INC.
1996 Equity Incentive Plan
Amended and Restated as at May 17, 1999

1.	Purpose

The purpose of the Fahnestock Viner Holdings Inc. 1996 Equity Incentive Plan (the "Plan) is to provide additional compensation incentives for high levels of performance and productivity of key employees, officers and directors of the Participating Companies. The Plan is intended to strengthen the Participating Companies' existing operations and its ability to attract and retain outstanding key employees, officers and directors upon whose judgment, initiative and efforts the continued success, growth and development of the Participating Companies is dependent. Such incentive awards may consist of Class A non-voting shares of the Company, incentive stock options or nonqualified stock options.

2.	Definitions

When used herein, the following terms shall have the following meanings:

(a)	"Award" means an award, in the form of Class A Shares or
Options, granted to any Eligible Employee in accordance with the provisions of the Plan.

(b)	"Award Agreement" means the written agreement or
certificate evidencing each Award granted to an Eligible Employee under the Plan.

(c)	"Beneficiary" means the beneficiary or beneficiaries
designated pursuant to Section 12 to receive the amount, if any, payable under the Plan upon the death of an Eligible Employee.

(d)	"Board" means the Board of Directors of the Company.

(e)	"Class A Shares" means the Class A non-voting shares of
the Company.

(f)	"Code" means the United States Internal Revenue Code of
1986, as amended.

(g)	"Company" means Fahnestock Viner Holdings Inc. and its
successors and assigns.

(h)	"Committee" means the Committee appointed by the Board
pursuant to Section 13.

(i)	"Effective Date" means April 19, 1996.

(j)	"Eligible Employee" means an employee, officer or director
of any Participating Company whose responsibilities and decisions, in the judgment of the Committee, directly affect the management, growth, performance or profitability of any Participating Company. When required by the context, "Eligible Employee" includes an individual who has been granted an Award but is no longer an employee of any Participating Company. Except as provided in
Section 8, the directors of the Company who are not employees or officers of the Company shall not be eligible for Awards hereunder.

(k)	Fair Market Value" means, the closing price of the Class A
Shares as reported by The Toronto Stock Exchange or the New
York Stock Exchange (or if such shares are not listed on The Toronto Stock Exchange or the New York Stock Exchange, or only on another national stock exchange or a national quotation system, as reported or quoted by such exchange or system) on the date of grant. (Amended effective January 7, 1997.)

(l)	"Participating Company" means the Company and any
"subsidiary" within the meaning of Section 424 of the Code.

(m)	"Plan" means the Fahnestock Viner Holdings Inc. 1996
Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

(n)	"Option" means an option to purchase Class A Shares
subject to the applicable provisions of Sections 6, 7, 8 and 9 and awarded in accordance with the terms of the Plan and which may be an incentive stock option under Section 422 of the Code or a nonqualified stock option.

(o)	"Total Disability" means the complete and permanent
inability of an Eligible Employee to perform all of his or her duties under the terms of his or her employment with any Participating
Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

3.	Shares Subject to the Plan

(a)	The maximum number of Class A Shares which may be
issued pursuant to Awards granted under the Plan and awards or options granted under another plan or program of the Company shall be 2,850,000 shares, except for adjustments as provided in
Section 15 of this Plan. Such shares shall be made available from authorized and unissued shares or shares held by the Company in
its treasury.       (Amended effective May 17, 1999)


(b)	The maximum number of Class A Shares which may be
issuable in any one year period under the Plan or under another Plan or program of the Company to Insiders as a group may not exceed 10% of the issued Class A Shares and Class B voting shares of the Company or to any one Insider may not exceed 5% of the issued Class A Shares and Class B voting shares. For the purposes hereof "Insider" means:

(i)	every director or senior officer of the Company,

(ii)	every director or senior officer of a company that is itself an insider of the Company,

(iii)	any person or company who beneficially owns, directly or
indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10 per cent of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution.

(iv)	any company of which a person named in (i), (ii) and (iii)
beneficially owns, directly or indirectly, voting securities carrying more than 10 per cent of the voting rights attached to all voting securities of the company for the time being outstanding,

(v)	any partner of a person or company named in (i), (ii), (iii)
and (iv), (vi)	any trust or estate in which a person or company
named in (i), (ii), (iii) and (iv) has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity,

(vii)	any relative of a person named in (i), (ii), (iii) and (iv) who resides in the same home as that person, (viii) any person of the opposite sex who resides in the same home as a person named in
(i), (ii), (iii) and (iv) and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, or

(ix)	any relative of a person mentioned in (viii) who has the
same home as that person;

(c)	The maximum number of Class A Shares which may be
issuable at any time to Insiders under Awards granted under the Plan and awards or options granted under another plan or program of the Company shall not exceed 10% of the then outstanding
Class A Shares and Class B voting shares of the Company.
(Amended effective July 16, 1996.)

(d)	If, for any reason, any Class A Shares awarded or subject to purchase or issuance under the Plan are not delivered or are acquired by the Company for reasons including, but not limited to, forfeiture, termination, expiration or a cancellation of an Award, such Class A Shares shall be deemed not to have been issued pursuant to Awards under the Plan.

(e)	The Corporation shall, in granting options to purchase
Class A Shares, to any Eligible Employee under the Plan, assure that the aggregate of the number of Class A Shares issuable under options held by each Eligible Employee in any 60 month period not exceed 500,000 Class A Shares (subject to adjustment pursuant to
Section 15).      (Amended effective May 17, 1999).

4.	Grant of Awards and Award Agreements

(a)	Subject to the provisions of the Plan and the requirements
of The Toronto Stock Exchange (and in the case of Awards in the form of Class A Shares to the prior approval of The Toronto Stock Exchange), the Committee shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant awards to Eligible Employees; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of Class A Shares subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award;
(vi) determine the price at which Class A Shares may be offered under each Award, which price may be zero; (vii) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (viii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder. (Amended effective January 7, 1997.)

(b)	Each Award granted under the Plan shall be evidenced by a
written Award Agreement, in a form approved by the Committee.
Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

(c)	Subject to the applicable policies and requirements of The
Toronto Stock Exchange, the Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting of a new Award, or may require such voluntary surrender as a condition to a grant of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award. (Amended effective January 7, 1997.)

5.	Duration of the Plan

Subject to the provisions of Section 14, the Plan shall remain in effect until April 19, 2006.

6.	Terms and Conditions of Incentive Stock Options

Incentive stock options shall be evidenced by Award Agreements, which agreements shall be subject to the terms and conditions set forth in Section 9 of this Plan and shall contain in substance the following terms and conditions and such other terms and conditions not inconsistent therewith as the Committee may approve:

(a)	Option Price.  Except as hereinafter provided, the option
price per Class A Share underlying each incentive stock option shall be 100% of the Fair Market Value of a Class A Share at the time such Option is granted.

(b)	Ten Percent Shareholders.  The option price per Class A
Share underlying any incentive stock option granted to any individual who, at the time of the grant, owns shares possessing more than ten (10) percent of the total combined voting power of all classes of shares of the Company or any of its subsidiary corporations shall be 110% of the Fair Market Value of a Class A Share at the time such Option is granted.

(c)	Annual Limit.  No incentive stock option may be granted
under this Plan if such grant, together with applicable prior grants which are incentive stock options within the meaning of Section
422 of the Code, would exceed any maximum established under the Code for incentive stock options that may be granted to an individual employee. To the extent such maximum is exceeded, the Option shall be treated as a nonqualified option.

(d)	Medium and Time of Payment.  An Option shall be
exercised by giving written notice of exercise to the Company.
Such notice shall specify the number of Class A Shares to be purchased and shall be accompanied by a certified cheque, cashier's cheque, money order or bank draft for the full purchase price therefor. In addition, the employee shall, upon notification of the amount due and prior to, or concurrently with, the delivery to the employee of a certificate representing the Class A Shares, pay promptly any amount necessary to satisfy applicable federal, provincial, state or local tax requirements with respect to the issue or transfer of shares.

(e)	Withholding.  It shall be a condition to the performance of
the Company's obligation to issue or transfer Class A Shares upon exercise of an Option or Options that the optionee pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Class A Shares upon such exercise.

(f) Exercise. No Option granted which is an incentive stock option shall be exercisable unless the grantee remains in the employ of a Participating Company for at least two years from the date of grant, and until the expiration of such two-year period, except as provided in Section 9 hereof.

7.	Terms and Conditions of Nonqualified Options

Nonqualified options shall be evidenced by Award Agreements which shall be subject to the terms and conditions set forth in
Section 9 of this Plan and shall contain in substance the terms and conditions set forth in subparagraphs (d) and (e) of Section 6 of this Plan and the following terms and such other terms and conditions not inconsistent therewith as the Committee may approve. The option price per Class A Share under a nonqualified option shall be determined by the Committee at the time of the grant of each Option in accordance with the requirements of any stock exchange upon which the Class A Shares are listed.

8.	Automatic Grant of Options to Directors of the Company
Who are not Employees of the Company

Subject to:

(a)	compliance by the Company with all applicable securities
regulatory requirements; and

(b)	there being a sufficient number of Class A Shares issuable
under the Plan to accommodate the automatic grant of Options provided for in this Section 8;

Options to purchase Class A Shares shall be granted to directors of the Company who are not employees of the Company ("Non-
Employee Directors"), including members of the Committee as follows:

(i)	Commencing on December 31 of the year in which a Non-
Employee Director shall have first been elected as a director of the Company and on each December 31 thereafter (provided that such person shall continue to be a Non-Employee Director), each Non-Employee Director shall be granted automatically an Option
(a "Director's Option") to purchase 5,000 Class A Shares for each year of service as a director; provided, however, the total number of Class A Shares subject to Options granted to a Non-Employee Director with respect to any five-year period shall not exceed 25,000 shares (reduced by the number of shares subject to any option granted to such Director under another plan or program of the Company). On the fifth anniversary of the date of each grant of a Director's Option or a Director's Option under the Company's
1986 Employee Stock Option Plan (collectively, a "Prior Option") each Non-Employee Director shall be granted automatically a new Director's Option to purchase the same number of Class A
Shares that were subject to the Prior Option. Each Director's Option shall be exercisable on a cumulative basis as to 25% of the Class A Shares covered by each such Director's Option commencing on the last days of each of the 24th, 36th, 42nd and 48th months after the date of grant and shall expire on the fifth anniversary of the grant of each Director's Option.

(ii)	Each Director's Option shall be exercisable at a price per
share equal to 100% of the Fair Market Value.

(iii)	Except as specifically otherwise provided in this Section 8, all Director's Options shall be subject to the provisions of the Plan as if the Non-Employee director were an officer or employee of the
Company.        (Amended effective May 17, 1999).

9.	Provisions Relating to Options

Except as otherwise provided in Section 8 with respect to Director's Options, all Options granted under this Plan shall be subject to the following provisions:

(a)	Term.  An Option shall have such term as is fixed by the
Committee, provided that no Option may be exercised after the expiration of ten (10) years from the date of grant of such Option, further provided that no incentive stock option granted to any individual who, at the time of the grant, owns shares of the Company possessing more than ten per cent of the total combined voting power of all classes of shares of the Company or any of its subsidiary companies may be exercised after the expiration of five
(5) years from the date of grant of such Option.

(b)	Exercise.  Each Option granted under the Plan shall be
exercisable with respect to such number of Class A Shares and, subject to the provisions of Section 9 hereof, at such time or times, including periodic instalments, as may be determined by the Committee at the time of the grant.

(c)	Rights as a Shareholder.  A recipient of Options shall have
no rights as a shareholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a
stock certificate to him for such shares.   Except as otherwise
expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

(d) Non-Assignability of Options. No Option shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the lifetime of a recipient, Options shall be exercisable only by him.

(e)	Effect of Termination of Employment, Disability or Death.
Subject to the other provisions of Section 9 hereof, any unexercised portion of any Option granted under the Plan automatically shall terminate and have no further force or effect whatsoever upon the grantee's ceasing to be employed by a Participating Company, (or by a corporation or subsidiary of such corporation issuing a new stock option or assuming such stock option in a transaction to which Section 424 of the Code is applicable), unless (i) such cessation of employment shall be because of (a) involuntary termination of employment by the employer corporation which the board of directors of the employer corporation in its sole discretion shall determine to be without cause, or (b) retirement in accordance with and as permitted by the terms and conditions of a retirement plan adopted by the employer corporation, in each of which cases the Option shall be exercisable within a period of three (3) months following the date of such cessation of employment, (ii) such cessation of employment shall be because of Total Disability (as determined by the Committee in its discretion), in which case the Option shall be exercisable within a period of one (1) year following the date of cessation of employment by the grantee, his guardian, committee or other authorized representative, or (iii) such cessation of employment shall be because of death, in which case an incentive stock option shall be exercisable within a period of three (3) months, and a non-qualified stock option shall be exercisable within a period of one
(1) year following the date of death by the estate of the grantee or by the person or persons to whom the grantee's rights under the Option shall pass by the grantee's will or the laws of descent and distribution; provided, however, that in no event may an Option be exercised after the expiration date thereof. (Amended effective October 17, 1996.)

(f)	Acceleration.  Notwithstanding anything to the contrary set
forth in this Plan, but subject to Section 3(b) of this Plan, the Board of Directors of the Company shall have the power to cause all Options then outstanding to be deemed to have been amended to permit the exercise hereof in whole or in part by the holder at any time or from time to time. To the extent that an acceleration of the exercisability of an incentive stock option pursuant to this paragraph causes the aggregate Fair Market Value of Class A
Shares (determined as of the time the Option with respect to such stock was granted) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under the Plan (or any other plan of the Company or a parent or subsidiary thereof providing for the grant of incentive stock options) to exceed US$100,000, such Options shall be treated as nonqualified options. (Amended effective
January 7, 1997.)

(g)	General Restriction.  Each Option granted under the Plan
shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration, or qualification of the Class A Shares issuable or transferable upon exercise thereof upon any securities exchange or under any state, provincial or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or transfer of Class A Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

10.	Other Stock Awards

The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which Class A Shares may be acquired, including Awards valued using measures other than market value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan and in compliance with applicable securities laws and the requirements of any stock exchange on which the Class A Shares are listed. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of Class A Shares to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards.

11.	Certificates for Awards of Class A Shares

(a)	Subject to Section 6(d), each Eligible Employee entitled to
receive Class A Shares under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(b)	The Company shall not be required to issue or deliver any
certificates for Class A Shares prior to (i) the listing of such shares on any stock exchange or quotation system on which the Class A
Shares may then be listed or quoted and (ii) the completion of any registration, qualification, approval or authorization of such Class A Shares under any federal, provincial or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(c)	All certificates for Class A Shares delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Class A Shares are then listed and any applicable federal, provincial or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 11(c) shall not be effective if and to the extent that the Class A Shares delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(d)	Each Eligible Employee who receives an award of Class A
Shares shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Employee shall have any right as a shareholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares.

12.	Beneficiary

(a)	Each Eligible Employee shall file with the Committee a
written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation, or change or revocation thereof, shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Employee's death, and in no event shall it be effective as of a date prior to such receipt.

(b)	If no such Beneficiary designation is in effect at the time of an Eligible Employee's death, or if no designated Beneficiary survives the Eligible Employee or if such designation conflicts with law, the Eligible Employee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

13.	Administration of the Plan

(a)	The Plan shall be administered by the Committee, which
shall consist of two or more persons, as appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be a member of the Board and a "disinterested person" within the meaning of Rule 16b-3(c)(2) under the Securities Exchange Act of 1934 or any successor rule or regulation. Except as provided in Section 8, no member of the Committee shall have been granted Options under the Plan or have been granted or awarded an Option or other right with respect to equity securities of the Company pursuant to any other plan of the Company at the time within the one-year period immediately preceding the member's appointment to the Committee.

(b)	All decisions, determinations or actions of the Committee
made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(c)	The Committee shall have full power, discretion and
authority to interpret, construe and administer the Plan and nay part thereof and any related Award agreement, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

(d) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

(e)	The Committee's decisions and determinations under the
Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Eligible Employees, whether or not such Eligible Employees are similarly situated.

(f)	The Committee shall keep minutes of its actions under the
Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(g)	The Committee may employ such legal counsel, including
without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.


(h)	No member or former member of the Committee or the
Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted or not granted under it. Each member of former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of an act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

14.	Amendment or Discontinuance

The Board may, at any time, amend or terminate the Plan, except that no amendment shall increase the maximum number of shares which may be optioned (except in accordance wit the provisions of Section 15 hereof), change the class of employees eligible to receive Options, decrease the option price, or extend the terms of the Plan without the prior approval of a simple majority of the votes cast by the holders of the Class B voting shares of the Company at a meeting duly called for such purpose. All such amendments to the Plan, whether or not requiring shareholder approval, shall be subject to the approval, if applicable, or any stock exchange upon which the shares of the Company are listed. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall become effective unless approved by affirmative vote of the Company's shareholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any recipient of a previously granted award without his or her consent unless the amendment or termination is necessary of desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934 or any other rule or regulation.

15.	Adjustments in Event of Change in Class A Shares

In the even of any recapitalization, reclassification, stock dividend, split-up or consolidation of Class A Shares, amalgamation, merger or consolidation of the Company, or other event affecting the Class
A Shares as determined by the Committee, the Committee shall make appropriate adjustments in the number and kind of securities which may be issued pursuant to Awards under the Plan, including Awards then outstanding, and the Committee may make such adjustments to the terms, conditions or restrictions on securities or Awards as the Committee deems equitable.

16.	Miscellaneous

(a)	Nothing in this Plan or any Award granted hereunder shall
confer upon any employee any right to continue in the employee of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

(b)	No Award payable under the Plan shall be deemed salary or
compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

(c)	No Eligible Employee shall have any claim to an Award
until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing Class A Shares or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The
Company shall not be required to establish a special or separate fund or other segregation of assets to assure any payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder the participant shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

(d)	At the time of any exercise of any Option under the Plan,
the Committee may, if it shall deem it necessary or desirable for any reason connected with any applicable law or regulation of any governmental authority relating to the regulation of securities, require as a condition to the issuance of any Class A Shares to the optionee that the optionee represent in writing to the Company that it is his then intention to acquire the shares for investment and not with a view to the distribution thereof. In the event such a representation is required and made, no shares shall be issued to the optionee unless and until the Company is satisfied with the correctness of such representation. Certificates for shares as to which such representation is required and made may, in the discretion of the Committee, and subject to any applicable securities laws or the requirements of any stock exchange upon which the Class A Shares are listed, be endorsed with a legend noting such representations.

(e)	Any optionee who disposes of any Class A Shares acquired
through the exercise of an option granted under the Plan either (a) within two years from the date of the grant of the Option pursuant to which the subject shares were acquired or (b) within one year after the issue of such shares of the optionee, shall promptly notify the Company of such disposition and the amount of consideration realized upon such disposition.


(f)	If the Committee shall find that any person to whom any
Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

(g)	The right of any Eligible Employee or other person to any
Award under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 9 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Eligible Employee or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Eligible Employee or his or her Beneficiary, then the committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Eligible Employee, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Eligible Employee, (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(h) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Employees at all reasonable times at the Company's administrative offices.

(i)	The Committee may cause to be made, as a condition
precedent to the payment of any Award, or otherwise, appropriate arrangements with the Eligible Employee or his or her Beneficiary, for the withholding of any federal, provincial, state or local taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold Class A Shares to be issued, or by delivering to the Company shares of Class A Shares owned by the Eligible Employee or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes.

(j)	The Plan and the grant of Awards shall be subject to all
applicable federal, state and provincial laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.

(k)	All elections, designations, requests, notices, instructions and other communications from an Eligible Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

(l)	The terms of the Plan shall be binding upon the Company
and its successors and assigns.

(m)	Absence on leave approved by a duly constituted officer of
the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

(n)	Captions preceding the sections hereof are inserted solely
as a matter of convenience and in no way define or limit the scope or intent of any provisions hereof.

17 	Effective Date and Stockholder Approval

The Effective Date of the Plan shall be April 19, 1996, subject to approval by the holders of a majority of Class B voting Shares present in person or by proxy at the Company's 1996 Annual
Meeting of Shareholders. No Awards will be granted under the Plan after the expiration of ten years from the Effective Date.


THIS DOCUMENT CONSTITUTES PART OF THE PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES.
December 16/99



                           AMENDMENT NO.1
                           (MAY 15, 2000)
                                 TO
                    FAHNESTOCK VINER HOLDINGS INC.
                     1996 EQUITY INCENTIVE PLAN
                       AMENDED AND RESTATED
                        AS AT MAY 17, 1999

Effective May 15, 2000, the Fahnestock Viner Holdings Inc. 1996 Equity Incentive Plan (Amended and Restated as at May 17, 1999) be further amended by increasing the number of Class A Shares which may be issued pursuant to the Awards granted under the Plan and awards or options granted under other Plans of the Company from 2,850,000
Class A Shares to 3,230,000 Class A Shares.

      ____________________________________________________________

The foregoing amendment was approved by the Board of Directors of the Corporation on February 29, 2000 and confirmed by holders of Class B voting shares of the Corporation at the Annual and Special Meeting of Shareholders of the Corporation held on May 15, 2000.

/s/ A.W. Oughtred
A. Winn Oughtred, Secretary
Fahnestock Viner Holdings Inc.